Crescent Financial Bancshares, Inc.
Holding Company for
VantageSouth Bank

Investor Presentation

May 2013

CRESCENT
FINANCIAL BANCSHARES, INC.

VantageSouth
BANK

Forward-looking statements

Statements in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific, acquisitions, activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company's Annual Report on Form 10-K, and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to pressures on the earnings, capital and liquidity of financial institutions in general, resulting from current and future conditions in the credit and equity markets, the financial success or changing strategies of the Company's customers, actions of government regulators, the level of market interest rates, changes in general economic conditions and the real estate values in our banking market (particularly changes that affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral). In addition, in connection with the Company's completed acquisitions, the Company may (i) incur greater than expected costs or difficulties related to the integration of acquired companies, (ii) not realize the expected cost savings or synergies, and/or (iii) experience deposit attrition, customer or revenue loss with respect to an acquired company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to, and does not intend to, update any forward-looking statements.

Important Information about this Presentation
This presentation includes certain unaudited pro forma information giving effect to Crescent Financial Bancshares, Inc.'s acquisition of VantageSouth Bank and of ECB Bancorp. The pro forma information included herein is intended to be illustrative only and not necessarily indicative of the financial results of Crescent following the closings. Piedmont Community Bank Holdings, Inc. owns 70% of Crescent Financial Bancshares, Inc. VantageSouth Bank is a wholly-owned subsidiary of Crescent Financial Bancshares. Crescent Financial conducts business under the name VantageSouth. All historical financial information combines Crescent Financial, VantageSouth and Community Bank of Rowan results.

Creating an enduring community banking franchise

- We are building a highly-profitable, $5+ billion franchise with:

  Superior Markets:
  - One of the fastest-growing regions in the US

  Superior Positioning:
  - **Access to capital:** Supported by leading institutional investors
  - **People:** Management has integrated 25 banks in over 30 years of experience
  - **Specialized revenue drivers:** Delivering strong revenue mix through SBA, mortgage, builder finance

  Superior Operators:
  - **Rigorous risk management:** Robust, multi-dimensional approach, including extensive Board involvement
  - **Process:** Roll-up strategy allows for implementation of best practices
  - **Technology:** Outsourced environment allows rapid upgrades, integration and scalability
  - **Talent:** Building best-in-class team, aided by local market dynamics



Lewisburg
Pikeville
Welch
Blacksburg
Roanoke
Lynchburg
Tuckahoe
Richmond
Burning Springs
Farmville
Newport News
Hampton
Wytheville
Brookneal
Marion
Williamsburg
Virginia Beach
Galax
Martinsville
South Hill
Norfolk
Chesapeake
Kingsport
Danville
La Follette
Johnson City
Henderson
Ahoskie
Elizabeth City
Morristown
Winston-Salem
Durham
Rocky Mount
Knoxville
High Point
Statesville
Hickory
Maryville
Asheville
Salisbury
Kannapolis
Greenville
Sanford
Goldsboro
Gastonia
Charlotte
East Flat Rock
Kinston
Spartanburg
Monroe
Rockingham
Fayetteville
Greenville
Clayton
Rock Hill
Jacksonville
Anderson
Monarch
Lumberton
Laurinburg
Kershaw
Gainesville
Whiteville
Greenwood
Florence
Columbia
Sandy Springs
Athens
Atlanta
Lake City
Myrtle Beach
Martinez
Augusta
Orangeburg
Griffin
Eatonton
Andrews
Georgetown
Sandersville
Fairfax
Macon
North Charleston
Charleston
Pungoteague

	3/31/2013	Pro Forma
Headquarters:	Raleigh, NC	Raleigh, NC
Ticker:	CRFN	VSB
Market Capitalization:	$150mm	$192mm
Assets:	$1.1bn	$2.0bn
Gross Loans:	$803mm	$1.3bn
Deposits:	$904mm	$1.6bn
Tangible Common Equity:	$119mm	$161mm
Tier 1 Leverage Ratio:	11.1%	8.6%
Classified Asset Ratio:	40.8%	46.2%
Total Branches:	20	45

Financial data as of 3/31/13, market data as of 5/2/13

Investment highlights

- Deep senior management team with extensive local experience
  - Average experience of more than 25 years in key markets
- Proven ability to price acquisitions accurately and to integrate effectively
  - Closed and integrated 4 acquisitions since 2010
- Organic growth across a balanced footprint generated strong Q1 growth
  - Strong presence in high-growth markets with specialized revenue drivers and top quartile asset quality
- Conservative balance sheet construction
  - 68% of loan portfolio has been marked-to-market
- Large group of potential acquisition targets
  - More than 60 banks of target size in desired markets
- Significant board and insider ownership and strong shareholder returns

Deep management team

- Total industry experience of 127 years and average experience over 25 years
- Deep community banking relationships in the Carolinas and Virginia
- Proven ability to execute organic and strategic growth initiatives
  - Grew RBC Centura from $2bn to $30bn in assets through both organic growth and over 25 mergers and acquisitions

Name	Title	Years Experience	Prior Experience: Employer	Prior Experience: Position	CRFN Ownership %[1]
Adam Abram	Chairman of the Board	30	Franklin Holdings	Chairman	5.03%
			James River Group	Chief Executive Officer	
Scott Custer	Chief Executive Officer	31	RBC Bank	Chief Executive Officer	1.75%
			RBC Centura	President	
Lee Roberts	Chief Operating Officer	19	Morgan Stanley	Executive Director	0.67%
	Chief Risk Officer			Business Unit COO	
Steve Jones	Bank President	19	RBC Bank	President - Carolinas	0.62%
Terry Earley	Chief Financial Officer	30	RBC Bank	Chief Financial Officer	0.51%
				Chief Operating Officer	
Dwight Utz	President and Bank Chairman	39	ECB Bancorp	President and CEO	0.16%
			MidSouth Bancorp	Chief Retail Officer	
Board & Executives					**50.01%**

(1) This includes both beneficial ownership of CRFN common stock and Piedmont common stock based upon "beneficial ownership" concepts described in the rules issued under the Exchange Act. CRFN ownership including fully diluted Piedmont ownership is calculated by multiplying each beneficial owner's fully diluted ownership % of Piedmont by the 32,242,726 shares of CRFN stock which Piedmont owns.

Key financial targets

Metric	Target	Q1 2013
Capital & Asset Quality:		
Tier 1 Leverage Ratio	≥ 8.50%	11.08%
Classified Assets / Tier 1 + ALLL	≤ 40.0%	40.8%
Financial Performance:		
ROAA	≥ 1.00%	0.01%*
Net Interest Margin	≥ 4.00%	4.24%
Efficiency Ratio	< 65.0%	88.4%*
Noninterest Income / Revenue	≥ 30.0%	19.3%
Balance Sheet Positioning:		
Loan / Deposit Ratio	80% - 90%	87.9%
Loan Portfolio Mix (% of total portfolio)	C&I - 33.3% CRE - 33.3% Consumer - 33.3%	35.4% 40.0% 24.7%

*Excludes $1.6 million of merger and conversion costs incurred in Q1 2013

Experienced and effective acquiror and integrator

Proven Track Record

We immediately improve capital ratios

Tier 1 Leverage Ratio	Pre-Acquisition	Post-Acquisition*
VantageSouth	6.29%	9.89%
Community Bank of Rowan	6.83%	9.72%
Crescent Financial	7.11%	11.08%

We quickly address classified assets through dispositions, charge-offs, and restructurings

Classified Asset Ratio	Pre-Acquisition	Post-Acquisition*
VantageSouth	145.0%	34.2%
Community Bank of Rowan	87.1%	39.9%
Crescent Financial	89.3%	40.8%

We put earnings on a path to sustainable growth

Return on Avg. Assets	Pre-Acquisition	Post-Acquisition*
VantageSouth	(1.61%)	1.95%
Community Bank of Rowan	(0.78%)	0.90%
Crescent Financial	(1.10%)	0.01% **

Disciplined Acquisition Pricing

Target	Announce Date	Price / TBV(1)	Price / Adj. TBV(2)
VantageSouth Bank	06/10/09	0.75x	1.03x
Community Bank of Rowan	11/19/10	0.98x	1.26x
Crescent Financial Bancshares, Inc.	02/23/11	0.91x	1.28x
ECB Bancorp, Inc.	09/25/12	0.63x	0.92x
Our Average		**0.82x**	**1.12x**
Comparable Deals Average(3)		**1.06x**	**1.81x**

*Crescent Financial as of or for the three months ended 3/31/13; VantageSouth as of or for the three months ended 9/30/12, prior to merger with Crescent Financial; Community Bank of Rowan as of or for the three months ended 12/31/11, prior to merger with VantageSouth
** Excludes $1.6 million of merger and conversion costs incurred in Q1 2013
(1) Calculated as the price / stated tangible book value in the quarter immediately prior to transaction closing
(2) Calculated as the price / tangible book value as of the day of closing after accounting for all purchase accounting adjustments
(3) Comparable whole bank M&A transactions include Southeast transactions greater than $20mm in deal value since 12/31/11 with major exchange traded buyers and public credit mark disclosures. See Appendix for detail.

Organic growth across multiple drivers

SBA Lending

- #2 in North Carolina in 2012 SBA lending ($0.2mm behind Wells Fargo)
- Closed $52mm in past 12 months through March 2013

Commercial Banking

- Strong pipeline of C&I lending and growth in fee income
- $274mm of originations in past 12 months through March 2013

Builder Finance

- Targeting top 4-6 builders in 6 best NC & SC markets
- $28mm booked YTD from standing start in Jan. 2013
- Expected to generate annual NIBT of $2mm after ramp-up

Mortgage Origination

- Good cross-selling opportunities and fee income
- $172mm of originations in past 12 months through March 2013
- Going directly to Freddie Mac in Q2 to improve margin

De Novo Expansion in High-Growth Markets

- Opened branch in Fayetteville, NC in March 2012
  - $33mm in loans and $25mm in deposits in one year
- Jacksonville, NC branch to open in spring 2013
- Charlotte, NC branch to open in Q4 2013

Agricultural Lending

- #2 in NC agricultural banking with $61mm of exposure pro forma with ECB
- Dedicated team based in Columbia, NC, in the heart of NC farm belt

Supported by superior markets

- Our target footprint centers around the I-85 growth corridor, identified by demographers as a key US "mega-region" for the next 40 years
  - Over 3 million people to be added in NC by 2030; over 1 million in VA
  - North Carolina is the 10th largest state; projected to be 7th largest by 2030
  - 14 Fortune 500 companies are headquartered in North Carolina
  - NC is the #1 state for corporate relocations and has been for 8 of the past 9 years
  - Raleigh-Cary is the 5th fastest-growing CMSA
    - Driven by education, technology, healthcare and government
  - Two cities in the heart of our footprint are among the 10 fastest-growing in the US (Cary #9, Raleigh #10)


Richmond
Winston-Salem
Raleigh/Durham
Charlotte
Greenville
Wilmington

PROJECTED POPULATION GROWTH

2012-2017 Raleigh MSA	2012-2017 Charlotte MSA	2012-2017 US
12.9%	8.8%	3.5%

Sources: Relocation data from Site Selection magazine; all other data from US Census Bureau

Franchise concentrated in attractive markets

Wake County (Raleigh-Cary) Employed Workforce



460,000
450,000
440,000
430,000
420,000
410,000
400,000
423,597
427,105
429,650
416,051
428,695
437,955
455,616
2006
2007
2008
2009
2010
2011
2012

Milken Institute Best-Performing Cities: Top 5 Metro Areas

Metropolitan statistical area (MSA)	2012 rank	2011 rank
San Jose-Sunnyvale-Santa Clara, CA	1	51
Austin-Round Rock-San Marcos, TX	2	4
Raleigh-Cary, NC	**3**	**14**
Houston-Sugar Land-Baytown, TX	4	16
Washington-Arlington-Alexandria, DC-VA-MD-WV	5	17

Top 10 North Carolina MSAs
(ranked by projected population growth)

		Proj. Pop.	VantageSouth		
Rank	MSA	Growth '12 - '17	# of Branches	Market Share	% of Franchise
1	Raleigh-Cary, NC	12.9%	11	2.0%	28.2%
2	Jacksonville, NC	11.8%	1	NA*	NA*
3	Dunn, NC	11.5%			
4	Charlotte-Gastonia-Rock Hill, NC-SC	8.8%	Adding in Q4 '13		
5	Wilmington, NC	8.6%	6	2.5%	8.8%
6	Fayetteville, NC	8.2%	1	0.4%	0.6%
7	Greenville, NC	8.0%	4	6.3%	7.4%
8	Southern Pines-Pinehurst, NC	7.9%	2	4.8%	4.8%
9	Boone, NC	7.5%			
10	Durham-Chapel Hill, NC	7.0%			
	VantageSouth Bank	10.9%	25	2.3%	49.8%
	North Carolina	6.2%			
	United States	3.5%			

Source: SNL Financial, U.S. Census Bureau, Triangle Area Residential Realty Report and Milken Institute
*Opening in Q2 2013

Q1 2013 results: Closing and integrating ECB

Last 12 Months Business Highlights

- Focused 1H '12 on *improving* the existing franchise, 2H '12 *executing* on the new business model, and Q1 and Q2 '13 on *closing* and *converting* ECB
- Balance sheet growth:
  - Annualized Q1 '13 net loan growth: 16%
  - Annualized Q1 '13 net deposit growth: 14%
- Earnings declined due to:
  - 13 bp NIM compression to 4.24% (muni sale)
  - $1 million credit cost on a performing CRE loan
  - SBA revenue down from record Q4 due to higher 504 origination % and economic uncertainty
  - Mortgage revenue declined due to weakening refi market and seasonality
- Continued asset quality improvement
- Capital levels remain strong with organic growth improving leverage
- ECB acquisition closed and converted:
  - Acquisition closed on April 1
  - System conversion completed the weekend of April 26th

Financial Highlights

($ in thousands, except per share)	As of or for the three-month period ended,				
Income Statement	**3/31/13**	**12/31/12**	**9/30/12**	**6/30/12**	**3/31/12***
Net interest income	$9,944	$10,175	$10,265	$10,033	$10,449
Noninterest income	3,462	4,133	3,332	2,390	2,129
Provision expense	1,940	1,167	1,077	2,046	1,063
Noninterest expense	11,066	12,240	10,593	10,292	10,078
Nonrecurring expenses	1,601	2,114	547	6	575
Net income (loss)	(806)	2,113	(1,034)	338	588
Net income to common (loss)	(1,175)	1,745	918	(29)	222
Diluted EPS	($0.03)	$0.05	$0.03	($0.00)	$0.01
Balance Sheet					
Total assets	$1,116,042	$1,085,225	$1,054,069	$1,067,829	$1,083,108
Net loans	789,096	759,418	735,882	693,829	702,654
Total deposits	903,923	873,222	852,989	866,610	876,499
Total equity	172,399	173,941	171,511	169,881	171,199
Common equity	147,684	149,283	146,910	145,337	146,710
TARP	24,715	24,658	24,601	24,544	24,489
Asset Quality					
NPLs / total loans	1.48%	1.67%	1.90%	2.58%	2.71%
NPAs / assets	1.48%	1.71%	1.97%	2.41%	2.54%
Annualized NCOs / avg. loans	0.21%	0.17%	0.44%	0.35%	0.45%
Capitalization					
TCE / TA	10.96%	11.42%	11.52%	11.21%	11.17%
Tangible book value per share	$3.33	$3.37	$3.31	$3.26	$3.29

*Combined successor Company (for period of Feb. 1 to Mar. 31) and predecessor Company (for period of Jan. 1 to Jan. 31)

Favorable peer comparison

Net Interest Margin



4.75%
4.50%
4.25%
4.00%
3.75%
3.50%
4.24%
4.45%
3.92%
4.06%
CRFN/VSB
Comparable Acquirors
Comparable Size Peers
Banking Competitors

NPLs / Loans



3.75%
3.00%
2.25%
1.50%
0.75%
0.00%
1.48%
1.89%
3.06%
1.95%
CRFN/VSB
Comparable Acquirors
Comparable Size Peers
Banking Competitors

Cost of Funds



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.70%
0.59%
0.73%
0.38%
CRFN/VSB
Comparable Acquirors
Comparable Size Peers
Banking Competitors

Net Charge-offs / Avg. Loans



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.21%
0.54%
0.53%
0.75%
CRFN/VSB
Comparable Acquirors
Comparable Size Peers
Banking Competitors

Tier 1 Leverage Ratio



12.00%
11.50%
11.00%
10.50%
10.00%
9.50%
11.08%
10.48%
10.67%
10.03%
CRFN/VSB
Comparable Acquirors
Comparable Size Peers
Banking Competitors

Texas Ratio



30.0%
24.0%
18.0%
12.0%
6.0%
0.0%
10.8%
15.5%
26.9%
19.3%
CRFN/VSB
Comparable Acquirors
Comparable Size Peers
Banking Competitors

Source: SNL Financial; data as of or for the most recent quarter available
Comparable acquirors include BNCN, CBF, FCBC, FBNC, PSTB and SCBT; comparable size peers include AMNB, BNCN, FOFN, PEBK, HPTB, FSBK, PSTB, NBBC, and YAVY; banking competitors include BBT, FCNCA, PSTB, PNC, NBBC and BNCN

Superior net interest margin

- Net interest margin driven by:
  - Shift in earning asset mix
  - Shift in funding mix (wholesale vs. customer)
  - Increase in low-cost, core deposits with disciplined pricing
  - Impact of fair value accounting
- Opportunity to mitigate NIM compression by:
  - Lowering cost of funds
  - Expanding higher-yielding businesses (e.g., builder finance)

Yield, Cost and Net Interest Margin Trends (%)


6.00
4.50
3.00
1.50
0.00
5.00 5.04 5.11 4.67 5.22 5.07 5.18 5.05 4.91
4.44 4.30 4.49 4.37 4.24
2.96 3.10 3.31 3.21 3.67 3.56 3.76 3.74 3.63
2.08 1.98 1.82 1.49 0.82 0.80 0.73 0.72 0.70
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13
Cost of Funds
Yield on Earning Assets
NIM
NIM (Ex. Prch. Acctg.)

Earning Asset Composition (Q3 2011)


Fed Funds 3%
Bank Deposits 3%
Securities 22%
Loans 72%

Balances ($mm)	
Loans	$787.8
Securities	237.3
Fed Funds	31.8
Bank Deposits	29.3
Total	**$1,086.2**

Earning Asset Composition (Q1 2013)


Fed Funds 3%
Bank Deposits <1%
Securities 16%
Loans 81%

Balances ($mm)	
Loans	$803.3
Securities	154.8
Fed Funds	29.1
Bank Deposits	4.1
Total	**$991.3**

Diverse drivers of noninterest income growth

- Noninterest income growth fueled by mortgage fees and SBA loan sales
  - Supported by consistent service charge and other noninterest income
- Future noninterest income from multiple sources:
  - Mortgage fees
    - Declined in Q1 with industry-wide slowdown and focus on ECB close and conversion
  - SBA loan sales
    - Second best quarter ever; down from record Q4 due to higher 504 origination and economic uncertainty
  - Treasury management fees
  - ECB's merchant services business
  - Service charges and other

Noninterest Income Composition* ($000)


3,750
3,000
2,250
1,500
750
0
$189 $501 $408
$290 $512 $389
$524 $521 $355
$51 $607 $511 $381
$92 $721 $543 $581
$572 $770 $557 $518
$776 $1,127 $523 $423
$1,718 $771 $508 $533
$1,119 $391 $515 $345
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q4'13
Other
Service Charges
Mortgage Income
SBA Lending

Noninterest Income* / Operating Revenue (%)


37.5
30.0
22.5
15.0
7.5
0.0
13.8 14.1 15.4 17.0 15.6 19.4 21.7 25.8 19.3
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q4'13

*Excludes realized securities gains and losses

Funding mix dramatically improved

Funding Trends

($ in millions)	Q3 2011	Q1 2013
Core Deposits*	$456	$533
FHLB	$150	$23
Brokered CDs	$141	$63
Cost of Funds	1.94%	0.70%

Funding Balances (Q1 2013)

Type	Balance ($000)	% of Total	MRQ Cost Incl. PA	MRQ Cost Excl. PA
Noninterest Demand	$73,756	8.0%	0.00%	0.00%
Interest Bearing Demand	188,463	20.3%	0.31%	0.31%
Money Market & Savings	270,994	29.3%	0.53%	0.53%
Retail Time	218,632	23.6%	0.85%	1.58%
Wholesale Time	152,078	16.4%	1.02%	1.29%
FHLB	22,500	2.4%	0.76%	0.76%
Total	**$926,423**	**100.0%**	**0.60%**	**0.82%**

Funding Composition (Q3 2011)


FHLB 16%
Core Deposits* 44%
Time Deposits 42%

Balances ($mm)	
Core Deposits*	$455.6
Time Deposits	439.1
FHLB	150.0
Total	**$1,044.7**

Funding Composition (Q1 2013)


FHLB 2%
Time Deposits 40%
Core Deposits* 58%

Balances ($mm)	
Core Deposits*	$533.2
Time Deposits	370.7
FHLB	22.5
Total	**$926.4**

*Core deposits defined as total deposits less all time deposits

Loan portfolio being reshaped

- Long-term target loan portfolio is approximately evenly weighted between C&I, CRE, and consumer/other
- Taking advantage of momentum and market disruption to assemble deep and talented team
  - Many are still building their portfolios

Newly Originated Loan Portfolio*



Corresponding figure at Q411 in parenthesis
Other 19.3% (28%)
C&I 24.1% (6%)
Investor CRE 35.3% (44%)
Owner-Occ. CRE 21.4% (22%)

Loan Balances (Q1 2013)

Type	Balance ($000)	% of Total
Commercial & Industrial:	**$108,700**	**13.5%**
Owner-Occ. Commercial Real Estate:	**$172,469**	**21.5%**
Investor Commercial Real Estate:	**$317,705**	**39.6%**
CRE - Non-Owner-Occupied	*205,100*	*25.5%*
C&D	*83,260*	*10.4%*
Multifamily	*29,345*	*3.7%*
Other:	**$204,420**	**25.4%**
Residential Mortgage	*132,866*	*16.5%*
HELOC	*62,386*	*7.8%*
Other	*9,167*	*1.1%*
Total	**$803,294**	**100.0%**

12/31/12 Loan Composition*



C&I 12.9%
Other 26.4%
Owner-Occ. CRE 19.2%
Investor CRE 41.5%

*Investor CRE includes non-owner-occupied CRE, Multifamily and C&D loans; Other includes residential mortgage, HELOC, and other consumer loans

Ample strategic growth opportunities

North Carolina Deposit Landscape



78 banks
$35.5bn deposits
2.8%
3 banks
$1,258.3bn deposits
97.2%
Banks >$5bn Assets
Banks <$5bn Assets

North Carolina



Number of Banks
Assets ($bn)
53
$9.7
13
$9.6
9
$16.1
2
$6.3
3
$2,417.2
<$0.5.bn
$0.5.bn - $1.0bn
$1.0bn - $2.5bn
$2.5bn - $5.0bn
>$5.0bn

South Carolina



58
$12.5
8
$5.8
1
$1.1
2
$13.4
<$0.5.bn
$0.5.bn - $1.0bn
$1.0bn - $2.5bn
$2.5bn - $5.0bn
>$5.0bn

TARP Overview

	Outstanding		Delinquent	
	#	($mm)	#	($mm)
North Carolina	9	$105	3	$36
South Carolina	6	$71	7	$80
Virginia	11	$114	4	$55
U.S. Total	**230**	**$11,025**	**111**	**$1,513**

Virginia



61
$12.8
19
$12.7
10
$12.6
7
$24.5
1
$313.0
<$0.5.bn
$0.5.bn - $1.0bn
$1.0bn - $2.5bn
$2.5bn - $5.0bn
>$5.0bn

Source: SNL Financial

ECB acquisition closed on April 1, 2013

Strategic Rationale

- Creates the largest community bank in eastern North Carolina
  - Leverages management's extensive experience in the region
- Doubles North Carolina deposit market share
- 92 year-old franchise represents strong core funding base
- Strategic and cultural alignment
  - Ability to leverage VSB's SBA and mortgage platforms and ECB's merchant and agricultural lending platforms across larger footprint

Financially Compelling

- Accretive to tangible book value per share
- Immediately and meaningfully accretive to core EPS
- Utilization of excess capital
  - Exceeds 20% IRR with no need for additional capital

Low Risk Integration

- Proven integrators with track record of successful acquisitions
  - Successful systems conversion completed the weekend of April 26, 2013
- Conservative credit mark and cost savings assumptions
  - Modeled approximately 25% cost savings phased in over 2 years ($7 million)
  - Underwriting credit mark is 30% above 3rd party review for life of loan losses

CRFN remains attractively priced compared to peers

Price / Tangible Book (x)


1.75x
1.50x
1.25x
1.00x
1.25x
1.43x
1.61x
CRFN
Private Equity Backed Peer Median
High Performing Peer Median

Price Performance Since December 30, 2011


200%
175%
150%
125%
100%
75%
Price Change
CRFN
KBW Regional Bank
S&P 500
NASDAQ Bank
27.0%
25.5%
20.6%
18.5%
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13

Source: SNL Financial; market data as of 5/2/13
High performing peer group parameters: Assets between $1.0bn and $5.0bn located in the Mid-Atlantic and Southeast with TCE / TA > 7.00%, Core ROAA > 0.90% and NPA / Assets < 4.00%. Includes AROW, OZRK, BMTC, CNBC, CZNC, FCBC, FLIC, NKSH, BHRB, SASR, FIZN and UBSH.
Private equity backed peers includes BNCN, BPFH, EWBC, FBNC, FRC, NPBC and WBS

2013 priorities

- Execute on ECB transaction
  - Including integrating, cost saves and revenue growth
- Continue ramp-up of SBA, mortgage and builder finance growth initiatives
- Continue C&I/CRE organic growth trajectory
  - Including Jacksonville, NC and Charlotte, NC de novos
- Redeem TARP
- Complete IT strategic key initiatives
  - Including mobile banking and loan origination
- Pursue other strategic growth opportunities

Investment highlights

- Deep senior management team with extensive local experience
  - Average experience of more than 25 years in key markets
- Proven ability to price acquisitions accurately and to integrate effectively
  - Closed and integrated 4 acquisitions since 2010
- Organic growth across a balanced footprint generated strong Q1 growth
  - Strong presence in high-growth markets with specialized revenue drivers and top quartile asset quality
- Conservative balance sheet construction
  - 68% of loan portfolio has been marked-to-market
- Large group of potential acquisition targets
  - More than 60 banks of target size in desired markets
- Significant board and insider ownership and strong shareholder returns

Appendix

CRESCENT FINANCIAL BANCSHARES, INC.

VantageSouth BANK

Appendix:
Overview of ECB transaction terms

Acquiror:	Crescent Financial Bancshares, Inc. (NASDAQ: CRFN)
Target:	ECB Bancorp, Inc. (NYSE AMEX: ECBE)
Consideration:	100% Stock ($13.99 per ECBE share), tax-free exchange
Fixed Exchange Ratio:	3.55 shares of CRFN for each common share of ECBE
Transaction Value:	$40.6 million
Price / Tangible Book Value(1):	62.8%
TARP CPP Preferred:	$17.9 million assumed at par value
Capital Raise:	No anticipated need for additional capital
Management:	A. Dwight Utz joined CRFN as President and is Board Chairman of VantageSouth Bank
Board Representation:	3 ECBE Directors joined the CRFN Board and 3 ECBE Directors joined the VantageSouth Bank Board
Closed:	April 1, 2013

(1) Based on ECBE's tangible book value per share of $22.29, inclusive of 55,000 restricted shares issued on 9/12/2012

Appendix:

Comparable transactions

Buyer Name	Target Name	State	Announce Date	Stock Consid. (%)	Deal Value ($mm)	Price/ Tang. Book (%)	Price / Adj. TBV (%)
SCBT Financial Corporation	First Financial Holdings, Inc.	SC	02/19/13	100	302	133	186
Renasant Corporation	First M&F Corporation	MS	02/07/13	100	119	119	179
United Bankshares, Inc.	Virginia Commerce Bancorp, Inc.	VA	01/29/13	100	454	182	210
Bank of the Ozarks, Inc.	First National Bank of Shelby	NC	01/24/13	51	64	67	NA
Bank of the Ozarks, Inc.	Genala Banc, Inc.	AL	10/04/12	51	27	95	NA
SCBT Financial Corporation	Savannah Bancorp, Inc.	GA	08/07/12	100	67	84	168
MidSouth Bancorp, Inc.	PSB Financial Corporation	LA	08/03/12	57	37	145	157
City Holding Company	Community Financial Corporation	VA	08/02/12	100	25	66	253
BNC Bancorp	First Trust Bank	NC	06/04/12	70	36	76	89
Trustmark Corporation	BancTrust Financial Group, Inc.	AL	05/28/12	100	55	92	NM
Park Sterling Corporation	Citizens South Banking Corporation	NC	05/13/12	70	78	114	210
WashingtonFirst Bankshares, Inc.	Alliance Bankshares Corporation	VA	05/03/12	80	24	86	NA
Capital Bank Financial Corporation	Southern Community Financial Corporation	NC	03/26/12	0	52	93	142
IBERIABANK Corporation	Florida Gulf Bancorp, Inc.	FL	03/19/12	100	35	141	258
First Community Bancshares, Inc.	Peoples Bank of Virginia	VA	03/01/12	70	41	104	134
Average:				**77**	**94**	**106**	**181**
Crescent Financial Bancshares, Inc.	**ECB Bancorp, Inc.**	**NC**	**9/25/12**	**100**	**41**	**63**	**92**

Source: SNL Financial and Company filings
Includes whole bank M&A transactions in the Southeast greater than $20mm in deal value since December 31, 2011 with major exchange traded buyers and public credit mark disclosures

Appendix:
Ownership structure

Piedmont Community Bank Holdings

Public Investors

Piedmont Ownership


Stone Point Capital 24.9%
Lightyear Capital 24.9%
Harvard Endowment 9.9%
State of Wisconsin 9.9%
Keeneland Capital 7.2%
Management 5.5%
Others 17.7%

70% (Piedmont Community Bank Holdings) **30%** (Public Investors)

CRESCENT FINANCIAL BANCSHARES, INC.

NASDAQ: CRFN

100%

VantageSouth BANK

Appendix:

Presenter biographies and contact information

Scott M. Custer – Chief Executive Officer of VantageSouth Bank

Email: scott.custer@vsb.com
Phone: 919-659-9002

Scott Custer has been a director of VantageSouth Bank since February 2010, and a director and Chief Executive Officer of VantageSouth Bank and Crescent Financial Bancshares, Inc. since November 2011. Mr. Custer is responsible for guiding VantageSouth Bank's overall strategy and operations. He has served as a director and Chief Executive Officer of Piedmont Community Bank Holdings, Inc. since 2010. Before joining Piedmont, he served as Chairman and Chief Executive Officer of RBC Bank (USA), a position he held since 2004. Mr. Custer is on the boards of trustees for the College of William and Mary and William Peace University. He holds a bachelor's degree in economics and business administration from the College of William and Mary.

A. Dwight Utz – Chairman of the Board of VantageSouth Bank

Email: dwight.utz@vsb.com
Phone: 919-659-9050

Dwight Utz became Chairman of the Board of VantageSouth Bank effective April 1, 2013 and was appointed President of Crescent Financial Bancshares, Inc. on April 30, 2013. Prior to joining VantageSouth Bank, Mr. Utz served as President and Chief Executive Officer of ECB and The East Carolina Bank since July 2009. He has served as Executive Vice President and Chief Retail Officer for MidSouth Bancorp, a bank holding company headquartered in Lafayette, Louisiana, from 2001 until 2009. From 1995 to 2000 he was employed as a corporate Vice President of PNC Financial Services Group, Inc., Pittsburgh, Pennsylvania. Previously, he was employed from 1972 to 1995 by CCNB Bank N.A., Camp Hill, Pennsylvania, where he held senior management positions and last served as Senior Vice President/Regional Market Executive. Mr. Utz has 39 years banking experience.

Terry Earley – Chief Financial Officer of VantageSouth Bank

Email: terry.earley@vsb.com
Phone: 919-659-9015

Terry Earley has served as Chief Financial Officer of VantageSouth Bank and Crescent Financial Bancshares, Inc. since February 2012. As CFO of VantageSouth Bank, he is responsible for the implementation of financial strategies, including investment management, financial accounting and reporting, and oversees the technology and operational functions of the Bank. He is also CFO of Piedmont Community Bank Holdings, Inc., a position he has held since 2011. Prior to joining our team, Mr. Earley was Chief Financial Officer and Chief Operating Officer of RBC Bank (USA), where he worked for 18 years. Mr. Earley is a member of First Baptist Church and is a former board member of Faith Christian School, Rocky Mount, North Carolina. He holds a bachelor's degree from the University of North Carolina at Chapel Hill in business administration.

Lee H. Roberts – Chief Operating Officer of VantageSouth Bank

Email: lee.roberts@vsb.com
Phone: 919-659-9004

Lee Roberts became Chief Operating Officer of VantageSouth Bank and Crescent Financial Bancshares, Inc. in 2011. At VantageSouth Bank, Mr. Roberts oversees corporate strategy and M&A, as well as risk management, credit, legal, compliance and human resources. He has served as a Managing Director of Piedmont Community Bank Holdings, Inc. since 2010. Prior to joining Piedmont, Mr. Roberts was a partner at Cherokee Investment Partners, LLC, a private equity firm, and was previously with Morgan Stanley in London and New York. He serves on the North Carolina Banking Commission and the boards of Duke University's Sanford School of Public Policy, the Duke Alumni Association, the Community Investment Corporation of the Carolinas and Ravenscroft School in Raleigh. He holds a bachelor's degree from Duke University and a J.D. from Georgetown University.